Exhibit 10.20

THE SECURITIES REPRESENTED HEREBY AND THE SECURITIES DELIVERABLE UPON EXERCISE HEREOF HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR U.S. STATE SECURTIES LAWS. BY PURCHASING OR OTHERWISE HOLDING SUCH SECURITIES, THE HOLDER AGREES FOR THE BENEFIT OF mCLOUD TECHNOLOGIES CORP. (THE “CORPORATION”) THAT THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, DIRECTLY OR INDIRECTLY, ONLY (A) TO THE CORPORATION; OR (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT, IF AVAILABLE, AND IN COMPLIANCE WITH APPLICABLE LOCAL LAWS AND REGULATIONS; OR (C) IN COMPLIANCE WITH THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE U.S. SECURITIES ACT PROVIDED BY (I) RULE 144 OR (II) RULE 144A THEREUNDER, IF AVAILABLE, AND IN EACH CASE IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS; OR (D) IN ANOTHER TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS; OR (E) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT, PROVIDED THAT, IN THE CASE OF TRANSFERS PURSUANT TO (C) OR (D) ABOVE, THE HOLDER HAS, PRIOR TO SUCH TRANSFER, FURNISHED TO THE CORPORATION AN OPINION OF COUNSEL OR OTHER EVIDENCE OF EXEMPTION, IN EITHER CASE REASONABLY SATISFACTORY TO THE CORPORATION. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA.

THESE SECURITIES AND THE SECURITIES ISSUABLE UPON EXERCISE THEREOF HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THESE SECURITIES MAY NOT BE EXERCISED IN THE UNITED STATES OR BY OR FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON OR A PERSON IN THE UNITED STATES UNLESS THESE SECURITIES AND THE UNDERLYING SECURITIES HAVE BEEN REGISTERED UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE. “UNITED STATES” AND “U.S. PERSON” ARE AS DEFINED BY REGULATION S UNDER THE U.S. SECURITIES ACT.

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE FEBRUARY •, 2023.

WARRANTS TO PURCHASE COMMON SHARES OF

mCLOUD TECHNOLOGIES CORP.

(a company existing pursuant to the laws of British Columbia)

Warrant Certificate Number: W-2022-10-01	Representing • Warrants to purchase • Common Shares

THIS IS TO CERTIFY THAT for value received [insert name of registered holder] (the “Warrantholder”) has the right to purchase in respect of each whole warrant (individually a “Warrant” and collectively the “Warrants”) represented by this certificate or by a replacement certificate (in either case this “Warrant Certificate”), one fully paid and non-assessable common share (individually, a “Common Share” and collectively, the “Common Shares” and which terms shall include any shares or other securities to be issued in addition thereto or in substitution or replacement therefor as provided herein) of mCloud Technologies Corp. (the “Corporation”), a corporation existing under the Business Corporations Act (British Columbia), as constituted on the date hereof at a purchase price (the purchase price in effect from time to time being called the “Exercise Price”) of USD$• per Common Share, subject to adjustment as provided herein. Subject to the terms and conditions of this Warrant, this Warrant may be exercised at any time, in whole or in part, up to 5:00 p.m. Vancouver time, on •.

The Corporation agrees that the Common Shares purchased pursuant to the exercise of the Warrants shall be and be deemed to be issued to the Warrantholder as of the close of business on the date on which this Warrant Certificate shall have been surrendered and payment made for such Common Shares as aforesaid.

Nothing contained herein shall confer any right upon the Warrantholder to subscribe for or purchase any Common Shares at any time after the Expiry Time and from and after the Expiry Time the Warrants and all rights under this Warrant Certificate shall be void and of no value.

The above provisions are subject to the following:

1.

Exercise: In the event that the Warrantholder desires to exercise the right to purchase Common Shares conferred hereby, the Warrantholder shall (a) complete to the extent possible in the manner indicated and execute a subscription form in the form attached as Schedule A to this Warrant Certificate, (b) surrender this Warrant Certificate to the Corporation in accordance with Section 9 of this Warrant Certificate, and (c) pay the amount payable upon the exercise of such Warrants in respect of the Common Shares subscribed for by bank draft, money order or wire transfer in lawful money of the United States payable to the Corporation or by transmitting same day funds in lawful money of the United States by wire to such account as the Corporation shall direct the Warrantholder. Upon such surrender and payment as aforesaid, the Warrantholder shall be deemed for all purposes to be the holder of record of the number of Common Shares to be so issued and the Warrantholder shall be entitled to delivery of a certificate or certificates representing such Common Shares and the Corporation shall cause such certificate or certificates to be delivered to the Warrantholder at the address specified in the subscription form within three business days after such surrender and payment as aforesaid. No fractional Common Shares will be issuable upon any exercise of the Warrants and the Warrantholder will not be entitled to any cash payment or compensation in lieu of a fractional Common Share.

2.

Partial Exercise: The Warrantholder may from time to time subscribe for and purchase any lesser number of Common Shares than the number of Common Shares expressed in this Warrant Certificate. In the event that the Warrantholder subscribes for and purchases any such lesser number of Common Shares prior to the Expiry Time, the Warrantholder shall be entitled to receive a replacement certificate representing the unexercised balance of the Warrants.

3.

Not a Shareholder: The holding of the Warrants shall not constitute the Warrantholder as a shareholder of the Corporation nor entitle the Warrantholder to any right or interest in respect thereof except as expressly provided in this Warrant Certificate; provided, however, that upon the issuance of Common Shares upon the exercise of the Warrants in accordance with the terms hereof, the Warrantholder shall be a holder of Common Shares in all respects.

4.

Covenants, Representations and Warranties: The Corporation hereby represents and warrants that it is authorized to create and issue the Warrants, which are valid and enforceable against the Corporation, and covenants and agrees that it will cause the Common Shares from time to time subscribed for and purchased in the manner provided in this Warrant Certificate and the certificate or certificates representing such Common Shares to be issued and that, at all times prior to the Expiry Time, it will reserve and there will remain unissued a sufficient number of Common Shares to satisfy the right of purchase provided for in this Warrant Certificate. The Corporation hereby further covenants and agrees that, while any of the Warrants shall be outstanding, the Corporation shall (a) comply in all material respects with the securities legislation applicable to it; and (b) use commercially reasonable efforts to do or cause to be done all things necessary to preserve and maintain its corporate existence. All Common Shares which are issued upon the exercise of the right of purchase provided in this Warrant Certificate, upon payment therefor of the amount at which such Common Shares may be purchased pursuant to the provisions of this Warrant Certificate, shall be deemed to be fully paid and non-assessable shares and free from all taxes, liens and charges with respect to the issue thereof. The Corporation hereby represents and warrants that this Warrant Certificate is a valid and enforceable obligation of the Corporation, enforceable in accordance with the provisions of this Warrant Certificate.

5.	Anti-Dilution Protection:

(1)

Definitions: For the purposes of this Section 4, unless there is something in the subject matter or context inconsistent therewith, the words and terms defined below shall have the respective meanings specified therefor in this Section 4(1):

(i)	“Adjustment Period” means the period commencing on the date of issue of the Warrants and ending at the Expiry Time;

(ii)	“Auditors” means such firm of chartered accountants duly appointed as auditors of the Corporation;

(iii)

“Current Market Price” of the Common Shares at any date means the weighted average of the trading price per Common Share for such Common Shares for each day there was a closing price for the twenty consecutive Trading Days ending immediately prior to such date on the TSX Venture Exchange or if on such date the Common Shares are not listed on the TSX Venture Exchange, on such stock exchange upon which such Common Shares are listed, or, if such Common Shares are not listed on any stock exchange then on such over-the-counter market as may be selected for such purpose by the directors;

(iv)	“Exchange Rate” means the number of Common Shares subject to the right of purchase under each Warrant;

(v)

“director” or “director of the Corporation” means a director of the Corporation for the time being and, unless otherwise specified herein, a reference to action “by the directors” means action by the directors of the Corporation as a board or, whenever empowered, action by any committee of the directors of the Corporation; and

(vi)

“Trading Day” means, with respect to a stock exchange, a day on which such exchange is open for the transaction of business and with respect to the over-the-counter market means a day on which the TSX Venture Exchange is open for the transaction of business.

(2)

Adjustments: The Exercise Price and the number of Common Shares issuable to the Warrantholder pursuant to this Warrant Certificate shall be subject to adjustment from time to time in the events and in the manner provided as follows:

(i)	if, at any time during the Adjustment Period, the Corporation shall:

(A)	subdivide, re-divide or change its outstanding Common Shares into a greater number of Common Shares;

(B)	reduce, combine or consolidate its outstanding Common Shares into a smaller number of Common Shares; or

(C)

issue Common Shares or securities exchangeable for, or convertible into, Common Shares to all or substantially all of the holders of Common Shares by way of distribution (other than a distribution of Common Shares upon the exercise of Warrants);

the Exercise Price in effect on the effective date of such subdivision, re-division, change, reduction, combination, consolidation or on the record date of such distribution, as the case may be, shall in the case of the events referred to in Sections 5(2)(i)A or 5(2)(i)C be decreased in proportion to the number of outstanding Common Shares resulting from such subdivision, re-division, change or distribution, or shall, in the case of the events referred to in Section 5(2)(i)B, be increased in proportion to the number of outstanding Common Shares resulting from such reduction, combination or consolidation. Such adjustment shall be made successively whenever any event referred to in this Section 5(2)(i) shall occur. Upon any adjustment of the Exercise Price pursuant to Section 5(2)(i), the Exchange Rate shall be contemporaneously adjusted by multiplying the number of Common Shares theretofore obtainable on the exercise thereof by a fraction of which the numerator shall be the Exercise Price in effect immediately prior to such adjustment and the denominator shall be the Exercise Price resulting from such adjustment;

(ii)

if and whenever at any time during the Adjustment Period, the Corporation shall fix a record date for the issuance of rights, options or warrants to all or substantially all the holders of its outstanding Common Shares entitling them, for a period expiring not more than 45 days after such record date, to subscribe for or purchase Common Shares (or securities convertible or exchangeable into Common Shares) at a price per Common Share (or having a conversion or exchange price per Common Share) less than 95% of the Current Market Price on such record date (a “Rights Offering”), the Exercise Price shall be adjusted immediately after such record date so that it shall equal the amount determined by multiplying the Exercise Price in effect on such record date by a fraction, of which the numerator shall be the total number of Common Shares outstanding on such record date plus a number of Common Shares equal to the number arrived at by dividing the aggregate price of the total number of additional Common Shares offered for subscription or purchase (or the aggregate conversion or exchange price of the convertible or exchangeable securities so offered) by such Current Market Price, and of which the denominator shall be the total number of Common Shares outstanding on such record date plus the total number of additional Common Shares offered for subscription or purchase or into which the convertible or exchangeable securities so offered are convertible or exchangeable; any Common Shares owned by or held for the account of the Corporation shall be deemed not to be outstanding for the purpose of any such computation; such adjustment shall be made successively whenever such a record date is fixed; to the extent that no such rights or warrants are exercised prior to the expiration thereof, the Exercise Price shall be readjusted to the Exercise Price which would then be in effect if such record date had not been fixed or, if any such rights or warrants are exercised, to the Exercise Price which would then be in effect based upon the number of Common Shares (or securities convertible or exchangeable into Common Shares) actually issued upon the exercise of such rights or warrants, as the case may be. Upon any adjustment of the Exercise Price pursuant to this Section 5(2)(ii), the Exchange Rate will be adjusted immediately after such record date so that it will equal the rate determined by multiplying the Exchange Rate in effect on such record date by a fraction, of which the numerator shall be the Exercise Price in effect immediately prior to such adjustment and the denominator shall be the Exercise Price resulting from such adjustment. Such adjustment will be made successively whenever such a record date is fixed, provided that if two or more such record dates or record dates referred to in this Section 5(2)(ii) are fixed within a period of 25 Trading Days, such adjustment will be made successively as if each of such record dates occurred on the earliest of such record dates;

(iii)

if and whenever at any time during the Adjustment Period the Corporation shall fix a record date for the making of a distribution to all or substantially all the holders of its outstanding Common Shares of (i) securities of any class, whether of the Corporation or of any other entity (other than Common Shares), (ii) rights, options or warrants to subscribe for or purchase Common Shares (or other securities convertible into or exchangeable for Common Shares), other than pursuant to a Rights Offering; (iii) evidences of its indebtedness or (iv) any property or other assets then, in each such case, the Exercise Price shall be adjusted immediately after such record date so that it shall equal the price determined by multiplying the Exercise Price in effect on such record date by a fraction, of which the numerator shall be the total number of Common Shares outstanding on such record date multiplied by the Current Market Price on such record date, less the excess, if any, of the fair market value on such record date, as determined by the Corporation (whose determination shall be conclusive), of such securities or other assets so issued or distributed over the fair market value of any consideration received therefor by the Corporation from the holders of the Common Shares, and of which the denominator shall be the total number of Common Shares outstanding on such record date multiplied by such Current Market Price; and Common Shares owned by or held for the account of the Corporation shall be deemed not to be outstanding for the purpose of any such computation; such adjustment shall be made successively whenever such a record date is fixed; to the extent that such distribution is not so made, the Exercise Price shall be readjusted to the Exercise Price which would then be in effect if such record date had not been fixed. Upon any adjustment of the Exercise Price pursuant to this Section 5(2)(iii), the Exchange Rate will be adjusted immediately after such record date so that it will equal the rate determined by multiplying the Exchange Rate in effect on such record date by a fraction, of which the numerator shall be the Exercise Price in effect immediately prior to such adjustment and the denominator shall be the Exercise Price resulting from such adjustment;

(iv)

if and whenever at any time during the Adjustment Period, there is a reclassification of the Common Shares or a capital reorganization of the Corporation other than as described in Section 5(2)(i) or a consolidation, amalgamation, arrangement or merger of the Corporation with or into any other body corporate, trust, partnership or other entity, or a sale or conveyance of the property and assets of the Corporation as an entirety or substantially as an entirety to any other body corporate, trust, partnership or other entity, any Warrantholder who has not exercised its right of acquisition prior to the effective date of such reclassification, capital reorganization, consolidation, amalgamation, arrangement or merger, sale or conveyance, upon the exercise of such right thereafter, shall be entitled to receive upon payment of the Exercise Price and shall accept, in lieu of the number of Common Shares that prior to such effective date the Warrantholder would have been entitled to receive, the number of shares or other securities or property of the Corporation or of the body corporate, trust, partnership or other entity resulting from such merger, amalgamation or consolidation, or to which such sale or conveyance may be made, as the case may be, that such Warrantholder would have been entitled to receive on such reclassification, capital reorganization, consolidation, amalgamation, arrangement or merger, sale or conveyance, if, on the effective date thereof, as the case may be, the Warrantholder had been the registered holder of the number of Common Shares to which prior to such effective date it was entitled to acquire upon the exercise of the Warrants. If determined appropriate by the directors of the Corporation, relying on advice of counsel, to give effect to or to evidence the provisions of this Section 5(2)(iv), the Corporation, its successor, or such purchasing body corporate, partnership, trust or other entity, as the case may be, shall, prior to or contemporaneously with any such reclassification, capital reorganization, consolidation, amalgamation, arrangement, merger, sale or conveyance, enter into a certificate which shall provide, to the extent possible, for the application of the provisions set forth in this Warrant Certificate with respect to the rights and interests thereafter of the Warrantholder to the end that the provisions set forth in this Warrant Certificate shall thereafter correspondingly be made applicable, as nearly as may reasonably be, with respect to any shares, other securities or property to which a Warrantholder is entitled on the exercise of its acquisition rights thereafter. Any certificate entered into between the Corporation, any successor to the Corporation or such purchasing body corporate, partnership, trust or other entity and the Warrantholder shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided in this Section 5(2)(iv) and which shall apply to successive reclassifications, capital reorganizations, amalgamations, consolidations, mergers, sales or conveyances;

(v)

in any case in which this Section 5(2) shall require that an adjustment shall become effective immediately after a record date for an event referred to herein, the Corporation may defer, until the occurrence of such event, issuing to the Warrantholder of any Warrant exercised after such event the additional Common Shares issuable upon such conversion by reason of the adjustment required by such event before giving effect to such adjustment; provided, however, that the Corporation shall deliver to such Warrantholder an appropriate instrument evidencing such Warrantholder’s right to receive such additional Common Shares upon the occurrence of the event requiring such adjustment and the right to receive any distributions made on such additional Common Shares declared in favour of holders of record of Common Shares on and after the relevant date of exercise or such later date as such Warrantholder would, but for the provisions of this Section 5(2)(v), have become the holder of record of such additional Common Shares pursuant to Section 5(2);

(vi)

in any case in which Section 5(2)(i)C, Section 5(2)(ii) or Section 5(2)(iii) require that an adjustment be made to the Exercise Price, no such adjustment shall be made if the Warrantholder receives, subject to the approval of the TSX Venture Exchange if required, the rights or warrants referred to in Section 5(2)(i)C, Section 5(2)(ii) or the shares, rights, options, warrants, evidences of indebtedness or assets referred to in Section 5(2)(iii), as the case may be, in such kind and number as they would have received if they had been holders of Common Shares on the applicable record date or effective date, as the case may be, by virtue of their outstanding Warrant having then been exercised into Common Shares at the Exercise Price in effect on the applicable record date or effective date, as the case may be;

(vii)

the adjustments provided for in this Section 5(2) are cumulative, and shall, in the case of adjustments to the Exercise Price be computed to the nearest whole cent and shall apply to successive subdivisions, re-divisions, reductions, combinations, consolidations, distributions, issues or other events resulting in any adjustment under the provisions of this Section 5(2), provided that, notwithstanding any other provision of this Section, no adjustment of the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Exercise Price then in effect; provided, however, that any adjustments which by reason of this Section 5(2)(vii) are not required to be made shall be carried forward and taken into account in any subsequent adjustment; and

(viii)

after any adjustment pursuant to this Section 5(2), the term “Common Shares” where used in this Warrant Certificate shall be interpreted to mean securities of any class or classes which, as a result of such adjustment and all prior adjustments pursuant to this Section 5(2), the Warrantholder is entitled to receive upon the exercise of his Warrant, and the number of Common Shares indicated by any exercise made pursuant to a Warrant shall be interpreted to mean the number of Common Shares or other property or securities a Warrantholder is entitled to receive, as a result of such adjustment and all prior adjustments pursuant to this Section 5(2), upon the full exercise of a Warrant.

(3)

Entitlement to Common Shares on Exercise of Warrant: All Common Shares or shares of any class or other securities, which a Warrantholder is at the time in question entitled to receive on the exercise of its Warrant, whether or not as a result of adjustments made pursuant to this Section 4, shall, for the purposes of the interpretation of this Warrant Certificate, be deemed to be Common Shares which such Warrantholder is entitled to acquire pursuant to such Warrant.

(4)

No Adjustment for Certain Transactions: Notwithstanding anything in this Section 4, no adjustment shall be made in the acquisition rights attached to the Warrants if the issue of Common Shares is being made pursuant to this Warrant Certificate or in connection with (a) any equity incentive plan, share purchase plan or similar plan in force from time to time for directors, officers, employees, consultants or other service providers of the Corporation; (b) the satisfaction of existing convertible instruments outstanding as at the date hereof; or (c) payment of dividends in the ordinary course.

(5)

Determination by Auditors: In the event of any question arising with respect to the adjustments provided for in this Section 4 such question shall be conclusively determined by an independent firm of chartered accountants which may be the Auditors, who shall have access to all necessary records of the Corporation, and such determination shall be binding upon the Corporation, the directors of the Corporation, all holders and all other persons interested therein.

(6)

Proceedings Prior to any Action Requiring Adjustment: As a condition precedent to the taking of any action which would require an adjustment in any of the acquisition rights pursuant to any of the Warrants, including the number of Common Shares which are to be received upon the exercise thereof, the Corporation shall take any action which may, in the opinion of counsel, be necessary in order that the Corporation has unissued and reserved in its authorized capital and may validly and legally issue as fully paid and non-assessable all the Common Shares which the holders of such Warrants are entitled to receive on the full exercise thereof in accordance with the provisions hereof.

(7)

Certificate of Adjustment: The Corporation shall from time to time immediately after the occurrence of any event which requires an adjustment or readjustment as provided in Section 4, deliver a certificate of the Corporation to the Warrantholder specifying the nature of the event requiring the same and the amount of the adjustment or readjustment necessitated thereby and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based, which certificate shall be supported by a certificate of the Corporation’s Auditors verifying such calculation.

(8)

Notice of Special Matters: The Corporation covenants with the Warrantholder that, so long as any Warrant remains outstanding, it will give notice to the Warrantholder of its intention to fix a record date that is prior to the Expiry Time for any matter for which an adjustment may be required pursuant to Section 5(2). Such notice shall specify the particulars of such event and the record date for such event, provided that the Corporation shall only be required to specify in the notice such particulars of the event as shall have been fixed and determined on the date on which the notice is given. The notice shall be given in each case not less than 14 days prior to such applicable record date. If notice has been given and the adjustment is not then determinable, the Corporation shall promptly, after the adjustment is determinable give notice to the Warrantholder of such adjustment computation.

(9)

No Action after Notice: The Corporation covenants that it will not close its transfer books or take any other corporate action which might deprive the Warrantholder of the opportunity to exercise its right of acquisition pursuant thereto during the period of 14 days after the giving of the certificate or notices set forth in Section 5(7) and Section 5(8).

(10)

Other Adjustments: If the Corporation after the date hereof shall take any action affecting the Common Shares, other than an action described in this Section 4 which, in the opinion of the directors, would have a material adverse effect on the rights of Warrantholder, the Exercise Price or the Exchange Rate, there shall be an adjustment in such manner, if any, and at such time, by action of the directors, acting reasonably and in good faith, as they may reasonably determine to be equitable to the Warrantholder in such circumstances, provided that no such adjustment will be made unless prior approval of any stock exchange on which the Common Shares are listed for trading has been obtained.

(11)

Participation by Warrantholder: No adjustments shall be made pursuant to this Section 4 if the Warrantholder is entitled to participate in any event described in this Section 4 on the same terms, mutatis mutandis, as if the Warrantholder had exercised its Warrants prior to, or on the effective date or record date of, such event.

6.

Further Assurances: The Corporation hereby covenants and agrees that it will do, execute, acknowledge and deliver, or cause to be done, executed, acknowledged and delivered, all and every such other act, deed and assurance as the Warrantholder shall reasonably require for the better accomplishing and effectuating of the intentions and provisions of this Warrant Certificate.

7.	Time of Essence: Time shall be of the essence of this Warrant Certificate.

8.	Governing Laws: This Warrant Certificate shall be construed in accordance with the laws of the Province of British Columbia and the federal laws of Canada applicable therein.

9.

Notices: All notices or other communications to be given under this Warrant Certificate shall be delivered by hand or by email and, if delivered by hand, shall be deemed to have been given on the delivery date and, if sent by email, on the date of transmission if sent before 5:00 p.m., Vancouver time, on a business day or, if sent after 5:00 p.m., Vancouver time, or such day is not a business day, on the first business day following the date of transmission.

10.

Lost Certificate: If this Warrant Certificate or any replacement hereof becomes stolen, lost, mutilated or destroyed, the Corporation shall, on such terms as it may in its discretion impose, acting reasonably, issue and deliver a new certificate, in form identical hereto but with appropriate changes, representing any unexercised portion of the subscription rights represented hereby to replace the certificate so stolen, lost, mutilated or destroyed.

11.	Transfer: The Warrants are non-transferable.

12.

Successors and Assigns: This Warrant Certificate shall enure to the benefit of the Warrantholder and the successors and permitted assignees thereof and shall be binding upon the Corporation and the successors thereof.

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IN WITNESS WHEREOF the Corporation has caused this Warrant Certificate to be signed by an authorized officer as of the ___ day of _____________, 2022.

mCLOUD TECHNOLOGIES CORP.

By:
Authorized Signing Officer

SCHEDULE A

TO: MCLOUD TECHNOLOGIES CORP.

SUBSCRIPTION FORM

The undersigned hereby subscribes for _______________ common shares (“Common Shares”) of mCloud Technologies Corp. (the “Corporation”) (or such other number of Common Shares or other securities to which such subscription entitles the undersigned in lieu thereof or in addition thereto pursuant to the provisions of the warrant certificate (the “Warrant Certificate”) dated ________________, 2022 issued by the Corporation) at the purchase price of US$_________ per Common Share (or at such other purchase price as may be in effect under the provisions of the Warrant Certificate) and on and subject to the other terms and conditions specified in the Warrant Certificate and hereunder and encloses herewith a bank draft or money order in lawful money of the United States payable to the Corporation or has transmitted same day funds by wire to such account as the Corporation directed the undersigned in payment of the subscription price.

In connection with the exercise of these Warrants, the undersigned represents, warrants and certifies to the Corporation as follows (check one):

☐ 1. The undersigned (i) is not a U.S. person, (ii) is not exercising the Warrants within the United States or for the account or benefit of a U.S. person or a person in the United States, (iii) is not executing this warrant with the intent to distribute either directly or indirectly any of the Common Shares acquired hereunder in the United States, and (iv) has in all other respects complied with the terms of Regulation S promulgated by the United States Securities and Exchange Commission under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”)); or

☐ 2. The undersigned (a) is the original U.S. purchaser who purchased unsecured debentures directly from the Corporation on ____________, 2022, and who executed and delivered a U.S. accredited investor certificate in the form annexed to the subscription agreement in connection with the purchase of convertible debentures, (b) is exercising the Warrants for its own account or for the account of a disclosed principal, (c) is, and such disclosed principal, if any, is a U.S. “accredited investor” within the meaning of Rule 501(a) of Regulation D under the U.S. Securities Act at the time of exercise of these Warrants, (d) confirms the representations and warranties of the holder in the U.S. accredited investor certificate remain true and correct as of the date of exercise of these Warrants and re-affirms the representations and warranties thereto; or

☐ 3. The undersigned holder is (i) a holder in the United States, (ii) a U.S. Person, (iii) a person exercising for the account or benefit of a U.S. Person, (iv) executing or delivering this exercise form in the United States, or (v) requesting delivery of the underlying Common Shares in the United States, the undersigned holder has delivered to the Corporation and the Corporation’s transfer agent (1) a completed and executed U.S. Purchaser Letter in substantially the form attached to the Warrant Certificate as Schedule C, or (2) an opinion of counsel (which will not be sufficient unless it is in form and substance reasonably satisfactory to the Corporation) or such other evidence reasonably satisfactory to the Corporation to the effect that with respect to the Common Shares to be delivered upon exercise of the Warrants, the issuance of such securities has been registered under the U.S. Securities Act and applicable state securities laws, or an exemption from such registration requirements is available..

The terms “U.S. person” and “United States” are as defined in Regulation S under the U.S. Securities Act.

The undersigned holder understands that unless Box 1 above is checked, the certificate representing the Common Shares issued upon exercise of this Warrant will bear a legend set forth below:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR U.S. STATE SECURTIES LAWS. BY PURCHASING OR OTHERWISE HOLDING SUCH SECURITIES, THE HOLDER AGREES FOR THE BENEFIT OF mCLOUD TECHNOLOGIES CORP. (THE “CORPORATION”) THAT THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, DIRECTLY OR INDIRECTLY, ONLY (A) TO CORPORATION; OR (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT, IF AVAILABLE, AND IN COMPLIANCE WITH APPLICABLE LOCAL LAWS AND REGULATIONS; OR (C) IN COMPLIANCE WITH THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE U.S. SECURITIES ACT PROVIDED BY (I) RULE 144 OR (II) RULE 144A THEREUNDER, IF AVAILABLE, AND IN EACH CASE IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS; OR (D) IN ANOTHER TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS; OR (E) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT, PROVIDED THAT, IN THE CASE OF TRANSFERS PURSUANT TO (C) OR (D) ABOVE, THE HOLDER HAS, PRIOR TO SUCH TRANSFER, FURNISHED TO THE CORPORATION AN OPINION OF COUNSEL OR OTHER EVIDENCE OF EXEMPTION, IN EITHER CASE REASONABLY SATISFACTORY TO THE CORPORATION. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA.

In addition, the undersigned holder understands that the certificates representing the Common Shares issued on the exercise of this Warrant may bear the following legend:

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE FEBRUARY •, 2023.

The undersigned hereby directs that the Common Shares subscribed for be registered and delivered as follows:

Name in Full	Address	Number of Common Shares

DATED this ___ day of _____________, 20____.